SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 30, 2005
SIMMONS BEDDING COMPANY
(formerly known as Simmons Company)
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-113861 (Commission File Number)	13-3875743 (I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800,
Atlanta, Georgia	30328-6188
(Address of Principal Executive Offices)	(Zip Code)
(770) 512-7700
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry Into a Material Agreement
Pursuant to a written offer of employment (the “Offer Letter”), Robert P. Burch started July 30, 2005 with Simmons Bedding Company (the “Company”) as Executive Vice President — Operations. The Offer Letter is filed with this report as Exhibit 10.1, its contents are incorporated by reference into this Item 1.01, and its material terms are summarized in Item 5.02 below. The contents of that summary are incorporated into this Item 1.01 by reference.
Item 5.02.Appointment of Principal Officer.
On August 2, 2005, the Company issued a press release announcing the appointment of Robert Burch as its Executive Vice President — Operations. Mr. Burch, age 48, comes to Simmons after 26 years with office furniture manufacturer, Steelcase, Inc., where he most recently held the position of Vice President of Order Fulfillment for North America.
Under the Offer Letter, Mr. Burch will be paid an annual base salary of $300,000. In addition to his base salary, Mr. Burch will receive a starting bonus of $200,000 and Mr. Burch’s 2005 performance bonus will be no less than $160,000. Mr. Burch received an option to purchase 66,668 shares of the Company’s restricted Class B shares at fair market value. The preceding description of the terms of the Offer Letter is qualified in its entirety by reference to Exhibit 10.1 to this report.
In connection with Mr. Burch’s Offer Letter, Mr. Burch signed non-compete and relocation agreements. The non-compete agreement contains usual and customary restrictive covenants, including a two-year non-compete, a duty of non-disclosure, and provisions relating to non-solicitation/no hire of employees or customers and non-disparagement. In the event of a termination without “cause” or departure for “good reason,” Mr. Burch is entitled to severance equal to two years salary. The preceding description of the terms of the non-compete agreement is qualified in its entirety by reference to Exhibit 10.2 to this report.
Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

10.1	Offer of Employment dated July 14, 2005 between Simmons Bedding Company and Robert Burch.
10.2	Non-Compete Agreement dated July 14, 2005 between Simmons Bedding Company and Robert Burch.
10.3	Relocation Agreement dated July 14, 2005 between Simmons Bedding Company and Robert Burch.
99.1	Press release dated as of August 2, 2005.
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Bedding Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.
SIMMONS BEDDING COMPANY

By:	/s/ William S. Creekmuir
William S. Creekmuir
Executive Vice President and Chief Financial Officer
Date: August 4, 2005
EXHIBIT INDEX

Exhibit
Number	Exhibit Name
10.1	Offer of Employment dated July 14, 2005 between Simmons Bedding Company and Robert Burch.
10.2	Severance Letter dated August 2, 2005 between Simmons Bedding Company and Robert Burch.
10.3	Relocation Agreement dated July 14, 2005 between Simmons Bedding Company and Robert Burch.
99.1	Press release dated as of August 2, 2005.

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